CONFORMED COPY






                  TENTH AMENDMENT, dated as of October 24, 1997 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto dated as of December 22, 1995, the Second Amendment thereto dated as of February 9, 1996, the Third Amendment thereto dated as of May 13, 1996, the Fourth Amendment and Consent thereto, dated as of July 29, 1996, the Fifth Amendment thereto dated as of September 10, 1996, the Sixth Amendment thereto dated as of November 27, 1996, the Seventh Amendment and Waiver thereto dated as of February 5, 1997, the Eighth Amendment thereto dated as of March 7, 1997, the Ninth Amendment thereto dated as of August 19, 1997 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                                               W I T N E S S E T H :


     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

                  WHEREAS, the Borrower intends to enter into a joint venture with Namsung Corporation ("Namsung") pursuant to which (i) the Borrower and Namsung will form a Delaware limited liability company under the name "Rampage Technologies" ("Rampage"), (ii) the Borrower will own 10% of the outstanding Capital Stock of Rampage and Namsung will own 90% of the outstanding Capital Stock of Rampage, (iii) Audiovox will contribute to Rampage approximately $300,000 in cash and sell to Rampage up to $15,000,000 in assets of its AV Division and (iv) Namsung will contribute to Rampage approximately $2,700,000 in cash (collectively, the "Rampage Joint Venture Transactions");

                  WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein in connection with the Rampage Joint Venture Transactions; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested amendment;

                  NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

                                  Exhibit 10.3




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                                                                      2



                  2. Amendment of Subsection  1.1.  Subsection 1.1 of the Credit
Agreement  is  hereby   amended  by  adding  a  new  definition  in  the  proper
alphabetical order to read in its entirety as follows:

     "Tenth Amendment": the Tenth Amendment to this Agreement, dated as of October 24, 1997.

                  3. Amendment of Subsection 9.6. Subsection 9.6 of the Credit Agreement is hereby amended as follows:

                    (a) by deleting the word "and" at the end of paragraph (h) thereof;

                    (b) by deleting "." at the end of paragraph (i) thereof and substituting in lieu thereof, "; and"; and

                  (c)  by adding the following new paragraph at the end thereof:

                  "(j) the sale or transfer of the assets of the  Borrower's  AV
                  Division  in   connection   with  the  Rampage  Joint  Venture
                  Transactions (as defined in the Tenth Amendment)."

                  4. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

                  5. Effectiveness. This Amendment shall become effective as of the date first written above upon receipt by the Agent of counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

                  6. Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

                  7. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.




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                                                                             3



                  8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.






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                                                                           4




                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

AUDIOVOX CORPORATION


By: s/Charles M. Stoehr
   Name:  Charles M. Stoehr
    Title:  Sr. Vice Pres. & Chief Executive Officer


THE CHASE MANHATTAN BANK,
   as Agent and as a Lender


By: s/John K. Budzynski
    Name:  John K. Budzynski
    Title: Assistant Treasurer


FLEET BANK, N.A., as a Lender


By: s/Steven J. Melicharek
    Name:  Steven J. Melicharek
    Title:  Sr. Vice President


BANKBOSTON, as a Lender


By: s/Robert Brandow
    Name:  Robert Brandow
    Title:  Director


EUROPEAN AMERICAN BANK,
  as a Lender


By: s/Anthony V. Pantina
    Name:  Anthony V. Pantina
    Title: Assistant Vice President




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                                                              5



THE CIT GROUP/BUSINESS CREDIT, INC.
  as a Lender


By: s/Karen Hoffman
     Name:  Karen Hoffman
     Title: Assistant Vice President

MELLON BANK, N.A.,
  as a Lender


By: s/Morris Danon
     Name:  Morris Danon
     Title: Senior Vice President




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                                                                      1




                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgement and Consent is attached.


QUINTEX COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Vice President

QUINTEX MOBILE
COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Vice President


HERMES TELECOMMUNICATIONS
INC.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Secretary/Treasurer

LENEX CORPORATION


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Secretary/Treasurer

AMERICAN RADIO CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President


AUDIOVOX INTERNATIONAL CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Senior Vice President


AUDIOVOX HOLDING CORP.



By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Secretary

AUDIOVOX CANADA LIMITED


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Vice President




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                                                                        2


AUDIOVOX ASIA INC.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Vice President


AUDIOVOX LATIN AMERICA LTD.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President


AUDIOVOX COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Secretary



Dated as of October 24, 1997